UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2013

LEXINGTON REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12386	13-3717318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, Suite 4015, New York, New York		10119-4015
(Address of principal executive offices)		(Zip Code)

(212) 692-7200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

___    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On June 3, 2013, Lexington Realty Trust (the “Trust”) issued two press releases announcing that it launched and priced a private placement to qualified institutional buyers of $250 million aggregate principal amount of its senior unsecured notes due June 2023 to be issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The press releases regarding this transaction are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K. The Trust is filing the press releases pursuant to Rule 135c under the Securities Act.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

99.1    Press release issued June 3, 2013.
99.2    Press release issued June 3, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: June 4, 2013	By:	/s/ T. Wilson Eglin
T. Wilson Eglin
Chief Executive Officer